UNITES STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14A

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
(X)  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Subsection 240.14a-12

                  PISMO COAST VILLAGE, INC.
                  -------------------------
      (Name of the Registrant as Specified in its Charter)

                       NOT APPLICABLE
                       --------------
          (Name of Person(s) Filing Proxy Statement,
                if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
     1. Title of each class of securities to which transaction applies: _____
     2. Aggregate number of securities to which transaction applies: _____
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____
     4  Proposed maximum aggregate value of transaction: _____
     5.  Total fee paid: _____
( )  Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid: _____
     2.  Form, Schedule or Registration Statement No.: _____
     3.  Filing Party: _____
     4.  Date Filed: _____


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                     PISMO COAST VILLAGE, INC.
                     165 South Dolliver Street
                       Pismo Beach CA 93449


               IMPORTANT . . . SEND IN YOUR PROXY
               ----------------------------------

It is requested that you read the enclosed materials, then date, fill and sign the enclosed Proxy and return it promptly. This will save the expense of follow-up letters, telephone calls and further solicitation.

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                   PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the "Meeting") of PISMO COAST VILLAGE, INC. (the "Company") will be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420 on January 20, 2007, at 9:00 a.m. for the purpose of considering and voting on the following matters:

1. Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2008 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

        Benedict, Louis               Hearne, Dennis
        Brady, Nancy                  Hickman, Glenn
        Brittain, Kurt                Hughes, Terris
        Buchaklian, Harry             Nunlist, Ronald
        Eudaly, Douglas               Pappi, Jr., George
        Figueroa, Ed                  Pettibone, Jerald
        Fischer, William              Willems, Gary
        Gould, Norman                 Williams, Jack
        Harris, R. Elaine             Zahka, Charles

2. Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation to serve as independent certified public accountant for the Company for Fiscal Year 2006 - 2007.

3. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 1, 2006, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

   NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed Proxy is solicited by the Company's Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Vice President - Secretary, in writing, to that effect, by filing with him a later dated Proxy, or by voting in person at the Meeting.

                    By Order of the Board of Directors

                    KURT BRITTAIN

                    Kurt Brittain, Vice President - Secretary


Dated: December 20, 2006
165 South Dolliver Street
Pismo Beach, California 93449
(805) 773-5649

                    PISMO COAST VILLAGE, INC.
                    165 South Dolliver Street
                  Pismo Beach, California 93449

                        PROXY STATEMENT

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

            To Be Held Saturday, January 20, 2007

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                       GENERAL INFORMATION
-----------------------------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Pismo Coast Village, Inc. (the "Company") to be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420, at 9:00 a.m. on Saturday, January 20, 2007, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about
December 20, 2006.

The matters to be considered and voted upon at the Meeting will include:

1. Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2008 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

        Benedict, Louis               Hearne, Dennis
        Brady, Nancy                  Hickman, Glenn
        Brittain, Kurt                Hughes, Terris
        Buchaklian, Harry             Nunlist, Ronald
        Eudaly, Douglas               Pappi, Jr., George
        Figueroa, Ed                  Pettibone, Jerald
        Fischer, William              Willems, Gary
        Gould, Norman                 Williams, Jack
        Harris, R. Elaine             Zahka, Charles


2. Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation to serve as independent certified public accountant for the Company for Fiscal Year 2006 - 2007.

3. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

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                       REVOCABILITY OF PROXY
-----------------------------------------------------------------

A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President - Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR OF SUCH MATTER.

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                 PERSONS MAKING THE SOLICITATION
-----------------------------------------------------------------

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation.



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        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
-----------------------------------------------------------------

There were issued and outstanding 1,800 shares of the Company's common stock on December 1, 2006, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 3 hereof.

The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting.

If the enclosed Proxy is completed in the appropriate spaces, signed, dated and returned, the Proxy will be voted as specified in the Proxy. If no specification is made as to any individual matter to be acted upon, on a signed, dated and returned Proxy, it will be voted at the discretion of the proxy holders and in accordance with the recommendations of management. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.

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            ELECTION OF DIRECTORS OF COMPANY (Proposal 1)
-----------------------------------------------------------------

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to "write in" a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will NOT vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in their capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

                 VOTING RIGHTS -- CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him/her, multiplied by the number of Directors to be elected, and he/she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he/she deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.

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                  DIRECTORS AND EXECUTIVE OFFICERS
-----------------------------------------------------------------

The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 2006 Annual Meeting of the Company's Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a Director) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.

LOUIS BENEDICT, Director                                  Age 79
Louis Benedict served in the U. S. Navy from 1944 to 1946, and again during the Korean War, from 1952 to 1953. He attended the University of Southern California, majoring in electrical engineering, and following that earned a B. S. degree in electrical engineering at the University of Colorado. Mr. Benedict was employed from 1957 to 1962 as a project engineering manager with Lockheed Missiles and Space, from 1962 to 1964 as a vice president with William A. Revelle Corporation, and from 1964 to 1966 as an engineering section manager with Lockheed Missiles and Space. From 1966 to 1975 he was employed as the director of subcontract administration with Litton Industries, from 1975 to 1994 as vice president of contract administration for Datametrics Corporation, and from 1994 until his retirement in 1998 as a consultant in the field of U. S. defense contracts administration. Mr. Benedict has served on the Board of Directors since November 2002.

NANCY BRADY, Director                                     Age 64
Nancy Brady was employed most recently as the operations manager for Walter Mortensen Insurance from 1991 to 2002. Prior to that time, she and her husband owned their own insurance agency. She holds the CPCU (Chartered Property and Casualty Underwriter) designation along with the ARM (Associate in Risk Management) degree. She is currently serving on the Board of Directors for both the Stockdale Women's Organization and the Child Guidance Guild of Bakersfield. Mrs. Brady has served on the Board of Directors since November 2003.

KURT BRITTAIN, Director and
Vice President - Secretary                                Age 76
After his Marine Corps service, Mr. Brittain was employed for more than thirty-three years by Orange County, California, prior to his retirement in 1986. His background includes public works, flood control and manager of the county's harbors, beaches and parks system. He was in charge of three harbors, seven beaches and more than twenty-six parks, three of which were camping parks. He has completed extension courses in business administration, management, recreation and real estate. Mr. Brittain has been a member of the Board from March 1990 to July 1999 and from January 2002 to present, serving one year as Vice President - Administration and five years as Executive Vice President. He is currently serving a fifth year as Vice President
- Secretary.

HARRY BUCHAKLIAN, Director                                Age 74
Harry Buchaklian has a B.A. degree from C.S.U.F. in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical College and technical supervisor for Sears Roebuck. He retired from Sears Roebuck in 1994. He has been a member of the Board from March 1981 to January 1992 and from September 1995 to present, serving one year as Executive Vice President, and as a chairman of the Policy and Audit Committees.

DOUGLAS EUDALY, Director                                  Age 75
Douglas Eudaly has an associate of arts degree from Fresno City College in elementary education, and a bachelor's degree in elementary education from Fresno State College. He has done doctoral studies at Nova University in Ft. Lauderdale, Florida, and received a Ph.D. from Clayton Theological Institute in Clayton, California. Dr. Eudaly holds life teaching credentials for elementary and junior high schools, and administrative credentials for preschool through adult school. He retired from the Fresno Unified School District in 1991 with thirty-one years of service credit--the last five years as program director for the Disability Awareness Program. Dr. Eudaly was president of the Fresno Teachers' Association in 1970-1971, as well as chairman of the district's negotiating council and served one term as chief negotiator. He has served three years as president of the board of directors for Friendship Center for the Blind, and as chairman of several advisory committees for food banks and other nonprofit organizations. He served more than three years as the deacon chair at the Evangelical Free Church of Fresno. Dr. Eudaly has served on the Board since January 2002.

ED FIGUEROA, Director                                      Age 63
Mr. Figueroa majored in aeronautics at Reedley College and obtained his airframe & power plant license in 1964. In 1970 he started working in the heating and air-conditioning field as a service manager and service technician with Jack's Refrigeration, Inc. Mr. Figueroa purchased the company in 1993, and managed the business until his retirement in December 2004. Mr. Figueroa continues to have a C-20 contractor's license, specializing in custom residential and design-built commercial heating and air-conditioning systems. His company also specialized in sheet metal fabricating and installation and service repairs on commercial and residential systems. Mr. Figueroa has served on the Board since November 2003.

WILLIAM FISCHER, Director                                  Age 72
William (Bill) Fischer has been married fifty years and served in the U. S. Air Force during the Korean War. He is a graduate of California State University, Northridge, with a B. S. degree in accounting. He worked in the aerospace, entertainment and public utility industries until 1969 when he was hired by Getty Oil Company's corporate office as an accounting supervisor. Texaco, Inc. acquired Getty Oil in 1985, and he was promoted to Manager of Benefits Plan's Accounting. Mr. Fischer was responsible for the Savings/Thrift, 401-K, and ESOP Plans administration until 1989 when he elected early retirement. He then went into residential real estate and was a financial consultant to various companies until 2003, and has an active real estate broker license. He is a member of the Veterans of Foreign Wars, Elks, Moose, and Knights of Columbus organizations. He looks forward to contributing his financial and real estate backgrounds to the Board. Mr. Fischer has been on the Board since January 2002.

NORMAN GOULD, Director                                     Age 87
Norman Gould has a B.A. in education and an M.A. in administration. His occupation prior to retirement in 1987 was as the superintendent of schools for Madera County. He was a member of the board of directors of Kingsview, Inc. from 1968 to 1980 and held the positions of vice chairman and chairman of the board, and serves on the board of directors of Valley Teen Ranch, Inc. Mr. Gould is currently president of the California Retired Teachers Foundation, a nonprofit corporation. He has been a member of the Board from March 1976 to March 1991 and from March 1993 to present, serving nine years as President, one year as Treasurer and two years as Secretary.

R. ELAINE HARRIS, Director                                 Age 68
R. Elaine Harris retired in 1990 from Pacific Telephone with thirty-one years service, starting in the business office, then advancing to facility administrator the last ten years of that time. She was active with the Jaycettes Club and has worked on several political campaigns. She is now enjoying retirement and feels very blessed serving on the Board since January 2000. She is looking forward to continuing serving the shareholders.

DENNIS HEARNE, Director                                    Age 68
Dennis Hearne holds an A.A. degree in business administration from Hartnell Junior College. He served two years in the Navy. Prior to retirement, he was employed in a family agriculture business, L. A. Hearne Company, located in the Salinas Valley for thirty-seven years, and presently serves as the company's chairman of the board. Mr. Hearne has also served on the board of directors of the California Crop Improvement Association in Sacramento and the California Crop Improvement Association in Davis. He is a member of Knights of Columbus, serving as treasurer and financial secretary for fifteen years. Mr. Hearne is a volunteer fireman with thirty years service in King City, and is the fire department's treasurer. He has been a member of the Board of Directors since September 2006.

GLENN HICKMAN, Director and
Executive Vice President                                  Age 73
Glenn Hickman has a B.A. in business and a secondary teaching credential from Fresno State University. His occupation prior to retirement in 1995 was as a financial analyst and office supervisor for Cal Resources, a subsidiary of Shell Oil Company. Mr. Hickman has been a member of the Board since July 1999 and is currently serving a fifth year as Executive Vice President.

TERRIS HUGHES, Director                                    Age 57
Terris (Terry) Hughes holds an A.A. degree from Bakersfield Junior College in police science. He was employed by Cal Resources LLC for twenty-three years, from 1973 to 1997, holding the position of senior training technician for the last ten years of that time. He is currently employed as an internal consultant for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil Corporations. His duties are to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. Mr. Hughes has been a member of the Board since January 1996 and served one year as Vice President - Policy.

RONALD NUNLIST, Director and
Vice President - Policy                                 Age 68
Ronald Nunlist was employed in the oil business for many years. From 1995 to 1997 he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation. From 1997 until his retirement in 1999, Mr. Nunlist was employed as a logistics specialist by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil Oil Corporations. He has been a member of the Board since January 1986, serving five years as President, and is currently serving a fifth year as Vice President - Policy.

GEORGE PAPPI, JR., Director                                Age 44
Mr. Pappi's current occupation is as a fire claims representative for State Farm Insurance. Other positions held during his eighteen years of employment with State Farm Insurance include office manager, property and bodily injury adjustor, fire and casualty (with extensive construction background), risk management and commercial insurance. He graduated from Cal Poly Pomona with a B.S. in management and human resources. He resides in La Verne, California and is actively involved in local community and church activities and the United Way organization. Mr. Pappi has been a member of the Board of Directors since January 2004.

JERALD PETTIBONE, Director and President                   Age 80
Jerry Pettibone sold and retired from his company, Pettibone Signs, in Santa Cruz in 1988. He started the company which operated statewide in 1960. Active in trade associations, he served on the board of directors of the National Electric Sign Association, and on the board of directors of the World Sign Association, serving as national president in 1985 and 1986. He served on the board of directors of the California Electric Sign Association for twenty-two years and was elected a director emeritus. He has been a member of the Board since January 1993, including three years as Chief Financial Officer, and is currently serving a tenth year as President.

GARY WILLEMS, Director                                     Age 52
Gary Willems holds a B.A. degree in music education and a California life teaching credential from Fresno Pacific University. Mr. Willems has been teaching music since 1977, and since 1985 has been the director of bands at Reedley High School. He is an active member of the California Band Directors' Association and is the past president of Fresno and Madera counties' Music Educators' Association. Mr. Willems has served on the Board of Directors since January 2001.

JACK WILLIAMS, Director, Chief Financial
Officer and Vice President - Finance                       Age 56
Mr. Williams graduated from San Diego State University in 1974 with a B.S. in accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. He was employed as a financial analyst by Texaco Oil Corporation in the Bakersfield area from 1997 until 1999, and as Chief Financial Officer for Goodwill Industries of South-Central California from March 2000 to November 2004. Mr. Williams was an interim-controller for Diversified Utilities Services, a position he held from April 2005 to December 2005. He established his own C.P.A. practice in 1983, which he continues to own and operate. Mr. Williams has been a member of the Board since January 1995, and is currently serving a tenth year as Chief Financial Officer and Vice President - Finance.

CHARLES ZAHKA, Director                                    Age 80
Charles Zahka retired as vice president of the Broadway Department Stores in 1990 after twenty years. Following that, he served as a private management consultant until he opted for full retirement in 2005. Mr. Zahka is president of the Stroke Association of Southern California and vice chairman of the Better Business Bureau of the Southland. He has been a member of the Board since March 1988, and has served one year as Secretary and one year as President.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

                  OTHER OFFICERS AND KEY EMPLOYEES:

JAY JAMISON, Assistant Corporate Secretary and
Chief Operating Officer/General Manager                    Age 53
Jay Jamison has been employed by the Company since June 1997 as General Manager and serves as Assistant Corporate Secretary. In May 2005, the Board changed his title to Chief Operating Officer/General Manager. He has a B. S. degree in Agricultural Management from Cal Poly San Luis Obispo, graduating in 1976. Mr. Jamison was raised on his family's guest ranch, Rancho Oso, in Santa Barbara County, which included a recreational vehicle park, resident summer camp, equestrian facilities and numerous resort amenities. He worked on the ranch throughout his childhood and after college. The family business was sold in 1983, at which time Mr. Jamison was hired by Thousand Trails, Inc., a private membership resort, as a Resort Operations Manager. His last ten years at Thousand Trails were spent managing a 200-acre, 518-site, full-service resort near Hollister, California. He also managed Thousand Trails resorts in Acton and Idyllwild in Southern California. Prior to his employment with the Company, Mr. Jamison was a General Manager with Skycrest Enterprises in Redding and managed Sugarloaf Marina and Resort on Lake Shasta in Northern California between January 1995 and June 1997. He is a member of the Resort and Commercial Recreation Association and is also a member of the American Quarter Horse Association. Mr. Jamison was appointed to and has served as a commissioner on the Pismo Beach Conference and Visitors Bureau since February 1998, and since August 1999 has served as Chair. At the National Association of RV Parks and Campground's Annual Convention in November 1999, Mr. Jamison was appointed to the ARVC Board of Directors representing the ten western states. At the 2001 Annual Convention, he was elected Treasurer of the National Association, a position he held until he termed out December 2005. In June of 2002, Mr. Jamison was installed as a Director on the Board for the San Luis Obispo County Chapter of the American Red Cross, and in June 2006 was elected Board Chairman. In February 2006, Mr. Jamison was elected to serve as a commissioner on the California Travel and Tourism Commission, which markets California to potential domestic and international visitors.

           THE COMPANY'S DIRECTOR NOMINATIONS PROCESS

Nominating Committee: The Company has a standing Nominating Committee whose task it is to actively seek out and consider potential candidates for office on the Board of Directors. The Nominating Committee does not have a formal charter, but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

Director Nominations: The Nominating Committee will consider as a candidate any existing director of the Company who has indicated to the Nominating Committee that he or she is willing to stand for reelection, as well as any other interested shareholder who provides the required information and displays the qualifications and skills to effectively represent the best interests of all shareholders within the specified time requirements. Under no circumstances will the Nominating Committee evaluate any nominee pursuant to a process substantially different than that used for the other nominees for the same election or appointment of directors. Shareholder recommendations are treated identically with all other candidate recommendations.

The Nominating Committee solicits director candidates by word-of-mouth and through the Corporate Newsletter. The candidates are interviewed by two or more members of the Nominating Committee, who then compile a list from which future candidates may be chosen for board member nominees. In addition, the Nominating Committee reviews the attendance and contributions of the present seated board members. After completing this evaluation, a list of eighteen potential nominees is selected and presented to the full board for approval and placed on the proxy card for the annual election.

Independence of Nominating Committee: Of the three directors serving on the Nominating Committee during 2006, William Fischer, Douglas Eudaly and Ed Figueroa, Messrs. Fischer, Eudaly and Figueroa are all deemed "independent" directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

Nominees Proposed by Committee: The Nominating Committee recommended for nomination each of the candidates described above. Each of those nominees were prior directors standing for reelection and approved for inclusion on the recommended slate of director nominees at the Board of Directors' meeting held
November 11, 2006.

              COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 2006 were the Nominating Committee, Audit Committee, Personnel and Compensation
Committee, Finance Committee, Policy Committee, Environmental,
Health and Safety Advisory Committee, and the Executive
Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held January 21, 2006, and consisted of the following members: William Fischer, Chairperson, Douglas Eudaly and Ed Figueroa. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating Committee met six times during 2006 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for Fiscal Year 2008, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver, or will cause to be delivered to a potential nominee, material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before September 1, 2007, in order to be considered by the Committee.

The Audit Committee of the Board of Directors consisted of Glenn Hickman, Chairman, Ed Figueroa, William Fischer, and Norman Gould. The functions of the Audit Committee include coordinating with the Company's independent accountants in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor's recommendations to management; and performing random reviews of selected accounting procedures of the Company. The Audit Committee met five times during 2006.

Independence of Audit Committee: Of the five directors serving on the Audit Committee during 2006, listed above, all except Glenn Hickman, the Chairman, are deemed "independent" directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)]. Mr. Hickman is not deemed independent, by reason of his uncompensated service as an executive officer of the Company.

The Personnel and Compensation Committee consists of Jerald Pettibone, Chair, Kurt Brittain, Terris Hughes, Jack Williams and Charles Zahka. The functions of the Personnel and Compensation Committee include negotiating an employment contract with the Chief Operating Officer/General Manager, review of his goals and objectives and setting compensation for major staff. The Committee met four times during 2006.

The Finance Committee consisted of Jack Williams, Chairman, Howard Allard, Nancy Brady, Gary Willems and Charles Zahka. Committee member Howard Allard passed away in April 2006, and, at the Board of Directors meeting held May 20, 2006, George Pappi, Jr., was appointed to fill the vacancy on this committee. The functions of the Finance Committee include reviewing the Company's financial statements, drafting a three-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance Committee met five times during 2006.

The Policy Committee consists of Ronald Nunlist, Chairman, Louis Benedict, Douglas Eudaly, Norman Gould, Terris Hughes, and George Pappi, Jr. The functions of the Policy Committee include reviewing and recommending changes in the Shareholders' Information Manual and Calendar, reviewing and recommending changes in the Resort's occupancy rules and regulations, updating and recommending changes in the employee handbook, and implementing Board policy and procedures. The Policy Committee met five times during 2006.

The Environmental, Health and Safety Advisory Committee consisted of R. Elaine Harris, Chairman, Harry Buchaklian, and Dennis Hearne. Mr. Hearne was appointed to the committee in September 2006. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President and Chief Operating Officer/General Manager on matters relative to environmental and safety concerns. The Environmental, Health and Safety Advisory Committee met five times during 2006.

The Executive Committee consists of Jerald Pettibone, Chairman,
Glenn Hickman, Kurt Brittain, Ronald Nunlist, and Jack Williams.
The functions of the Executive Committee include reviewing the monthly business with the Chief Operating Officer/General
Manager, as well as the current financial statement. The
Executive Committee met twice during 2006.

The full Board of Directors met six times during 2006. One director, Norman Gould, attended fewer than 75% of the total number of meetings of the Board and of the committees of which he is a member.

Although Board members are not required to attend the Annual Meeting of Shareholders as a matter of policy, directors regularly attend the Annual Meeting unless personal circumstances do not so permit. With the exception of Mr. Hearne who was appointed to the Board at the Board meeting held September 16, 2006, all incumbent directors attended last year's Annual Meeting of Shareholders.

                    AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pismo Coast Village.

The Audit Committee Charter adopted by the Board sets out responsibilities, authority and specific duties of the Audit
Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with representatives of independent auditor, Brown Armstrong Paulden McCown Starbuck
Thornburgh & Keeter Accountancy Corporation, matters required by
SAS 61 regulations.

The Audit Committee has received the written disclosures and the letter from the independent accountants, Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation, required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountant's independence.

Based on the review and discussions referred to above, the Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report.

The Audit Committee members were Glenn Hickman, Ed Figueroa,
William Fischer and Norman Gould.

   COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the ownership of the Company's Common Stock as of December 1, 2006 by each director and by all directors and executive officers as a group.

                                        NUMBER OF       PERCENT
BOARD MEMBER                             SHARES         OF CLASS
------------------------                ---------       --------
Louis Benedict                           1 Share         0.056%
20955 De Mina Street
Woodland Hills CA 91364

Nancy Brady                              1 Share         0.056%
8808 O'Meara Court
Bakersfield CA 93311

Kurt Brittain                            2 Shares        0.111%
12105 Center Avenue
San Martin CA 95046

Harry Buchaklian                         1 Share         0.056%
1361 East Ticonderoga Drive
Fresno CA 93720

Douglas Eudaly                           6 Shares        0.333%
3918 North Carruth Avenue
Fresno CA 93705

Ed Figueroa                              2 Shares        0.111%
23157 East South Avenue
Reedley CA 93654

William Fischer                          1 Share         0.056%
1947 Sienna Lane
Simi Valley CA 93065

Norman Gould                             1 Share         0.056%
10597 Road 30
Madera CA 93637

R. Elaine Harris                         4 Shares        0.222%
3418 El Potrero Lane
Bakersfield CA 93304

                                        NUMBER OF       PERCENT
BOARD MEMBER                             SHARES         OF CLASS
------------------------                ---------       --------
Dennis Hearne                            2 Shares        0.111%
45075 Merritt Street
King City CA 93930

Glenn Hickman                            1 Share         0.056%
3584 West Wathen Avenue
Fresno CA 93711

Terris Hughes                            1 Share         0.056%
2426 Sunset Street
Wasco CA 93280

Ronald Nunlist                           4 Shares        0.222%
1105 Minter Avenue
Shafter CA 93263

George Pappi, Jr.                        1 Share         0.056%
5728 Via De Mansion
La Verne CA 91750

Jerald Pettibone                         2 Shares        0.111
4179 Court Drive
Santa Cruz CA 95062

Gary Willems                             2 Shares        0.111%
479 South Oak Drive
Reedley CA 93654

Jack Williams                            1 Share         0.056%
7801 Revelstoke Way
Bakersfield CA 93309

Charles Zahka                            1 Share         0.056%
6300 Alonzo Avenue
Encino CA 91316

All Officers and
Directors as a Group                    34 Shares        1.889%

-----------------------------------------------------------------
        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
-----------------------------------------------------------------

Directors receive no compensation for serving on the Board. Directors are permitted the use of a recreational site at the Resort for each day of board meetings and/or committee meetings during their tenure as a member of the Board of Directors. Directors also may be reimbursed for traveling expenses related to such meetings at reasonable rates. Executive officers, other than officers who are employees, received no additional compensation of any nature. Specifically, the Chief Executive Officer (President) is not a compensated employee.

The following table shows the salary and bonus paid by the Company to Jay Jamison, Chief Operating Officer/General Manager and Assistant Corporate Secretary for the fiscal years ending September 30, 2006 and September 30, 2005. No other employee received compensation exceeding $100,000 during the last three fiscal years.

                     SUMMARY COMPENSATION TABLE
                     --------------------------

Name and Principal Position         Year       Salary     Bonus
-----------------------------       ----      --------   -------
Jay Jamison, Chief Operating        2006      $110,000   $24,200
Officer/General Manager and         2005      $ 90,000   $22,500
Assistant Corporate Secretary       2004         N/A       N/A

The Company has no outstanding options, warrants or rights to purchase any of its securities, whether held by Directors, officers or any other persons. Nor does the Company have any outstanding loans or other indebtedness to any Director or officer. Since the beginning of the fiscal year, the Company has not entered into nor does it propose to enter into any transactions of a material nature with any officer or director or any corporation or other business entity in which any officer or director may have an economic interest.

-----------------------------------------------------------------
    SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)
-----------------------------------------------------------------

As reported by the Company on Form 8-K dated July 5, 2005, the Audit Committee of the Board of Directors selected the firm of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy ("Brown Armstrong") Corporation to replace the firm of Glenn, Burdette, Phillips, and Bryson ("GBPB"). The firm of Brown Armstrong served as independent certified public accountants for the Company for its fiscal year ended September 30, 2006, and this firm has been selected to serve as the Company's accountants for Fiscal Year 2007.

Audit services performed by Brown Armstrong for the year ended September 30, 2006, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. All such services were approved by the Board of Directors, which has determined the firm of Brown Armstrong to be fully independent of the operations of the Company.

(1) AUDIT FEES
The Company's auditor (Brown Armstrong), for the fiscal year ended September 30, 2006, billed the Company an aggregate of $27,735 for professional services rendered in connection with their audit of the Company's financial statements. The Company also paid Brown Armstrong $9,000 for their review of the quarterly report for the periods ending 12/31/05, 3/31/06, and 6/30/06. In addition, GBPB billed the Company an aggregate of $14,260 for their compilation of the Company's quarterly financial statements ending 12/31/05, 3/31/06, and 6/30/06, during Fiscal Year 2006.

The Company's auditor (Brown Armstrong), for the fiscal year ended September 30, 2005, billed the Company an aggregate of $25,000 for professional services rendered in connection with their audit of the Company's financial statements. The Company also paid Brown Armstrong $3,000 for their review of the quarterly report for the period ending 6/30/05. In addition, GBPB billed the Company an aggregate of $14,000 for their review of the Company's quarterly reports on Form 10-QSB ending 12/31/04 and 3/31/05 during Fiscal Year 2005.

(2) AUDIT-RELATED FEES
The Company paid no audit-related fees for services reasonably related to performance of the audit or review of the Company's financial statements for the fiscal years ending September 30, 2006 and September 30, 2005.

(3) TAX FEES
For the fiscal year ended September 30, 2006, the Company paid
GBPB $4,991 for tax fees consisting of tax planning, consulting, and tax return review.

(4) ALL OTHER FEES
GBPB billed the Company an additional $2,936 for professional services rendered during Fiscal Year 2006 for services not otherwise described above. Brown Armstrong billed the Company an additional $2,240 for professional services rendered during Fiscal 2006 for services not otherwise described above. All other fees related to services traditionally provided by auditors, including work performed in connection with income tax services, were compatible with GBPB's and Brown Armstrong's independence.

(5) AUDIT COMMITTEE'S PREAPPROVAL POLICIES AND PROCEDURES
For the fiscal years ending September 30, 2006 and September 30, 2005, all audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Armstrong and GBPB were compatible with the maintenance of that firm's independence in the conduct of its auditing function.

            RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company Board of Directors recommends that the shareholders approve the selection of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation to serve as certified independent public accountants for the Company for Fiscal Year 2006 - 2007. The affirmative vote of a majority of shares voted will be required to approve this action.

-----------------------------------------------------------------
                    SHAREHOLDER COMMUNICATIONS
-----------------------------------------------------------------

Shareholders desiring to send communications to the Board of Directors on any matter of concern may submit correspondence addressed to: Board of Directors, Pismo Coast Village, 165 South Dolliver Street, Pismo Beach CA 93449, c/o Mr. Jay Jamison, Chief Operating Officer/General Manager.

-----------------------------------------------------------------
                       SHAREHOLDER PROPOSALS
-----------------------------------------------------------------

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company's 2008 Annual Shareholders' Meeting is August 10, 2007. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 26, 2007.

-----------------------------------------------------------------
                       LEGAL PROCEEDINGS
-----------------------------------------------------------------

No pending legal proceedings against the Company other than routine litigation incidental to business.

-----------------------------------------------------------------
                         OTHER BUSINESS
-----------------------------------------------------------------

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.

              NOTICE OF AVAILABILITY OF MATERIAL


THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 2006, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company's Form 10-KSB report should be addressed to:

   Mr. Jay Jamison, Chief Operating Officer/General Manager
                   Pismo Coast Village, Inc.
                   165 South Dolliver Street
                   Pismo Beach, California 93449


                   PLEASE RETURN YOUR PROXIES

SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE VICE PRESIDENT - SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE VICE PRESIDENT - SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.



                               PISMO COAST VILLAGE, INC.

Date: December 20, 2006        By JERALD PETTIBONE


                               Jerald Pettibone, President

                             APPENDIX A

Audit Committee Responsibilities

1.  External Auditor
    a.  Recommend auditing firm
    b.  Recommend renewing or terminating existing firm
    c.  Review compensation, terms of engagement and independence
2.  Audits
    a.  Review external audits and management's response
    b.  Review internal audits
3.  Financial Statements
    a.  Review financial statements
    b. Review any disputes between auditor and management about preparation of financial statements
    c. Consider major changes or questions regarding appropriate auditing and accounting principles and practices to be followed when preparing the corporate financial statement
    d. Review procedures of the Corporation to prepare published financial statements and related management commentaries
4.  Survey corporate assets
5.  Other Duties
    a. Consult with external and internal auditors about the adequacy of financial controls to assure that the Corporation's publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles.
    b. Meet periodically with management to review the Corporation's financial risk exposure.
    c.  Report to the Board, findings as necessary.
    d. Audit the internal procedures of maintaining the assets of the Corporation and their inventories.
    e.  Perform other duties as requested by the Board and/or
        President.

                           OFFICIAL PROXY
      Pismo Coast Village, Inc., a California Corporation
         165 S. Dolliver Street, Pismo Beach, CA 93449

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 20, 2007. The undersigned, having received the Notice of Annual Meeting and Proxy Statement and Annual Report dated December 20, 2006, hereby appoint Jerald Pettibone, Glenn Hickman, Kurt Brittain, Ronald Nunlist, Jack Williams, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Pismo Coast Village, Inc. held of record by the undersigned on December 1st, 2006, the record date, or any adjournment thereof as follows:

1. ELECTION OF DIRECTORS:
   __ TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
      LISTED BELOW.

   __ TO VOTE FOR ALL NOMINEES LISTED BELOW, EXCEPT AS
      MARKED TO THE CONTRARY.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

BENEDICT, LOUIS      FISCHER, WILLIAM     NUNLIST, RONALD
BRADY, NANCY         GOULD, NORMAN        PAPPI, Jr., GEORGE
BRITTAIN, KURT       HARRIS, R. ELAINE    PETTIBONE, JERALD
BUCHAKLIAN, HARRY    HEARNE, DENNIS       WILLEMS, GARY
EUDALY, DOUGLAS      HICKMAN, GLENN       WILLIAMS, JACK
FIGUEROA, ED         HUGHES, TERRIS       ZAHKA, CHARLES

2. PROPOSAL TO RATIFY THE SELECTION OF BROWN ARMSTRONG PAULDEN
MCCOWN STARBUCK THORNBURGH & KEETER ACCOUNTANCY CORPORATION TO
SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT FOR FISCAL YEAR
2006-2007.

      ____ FOR      ____ AGAINST      ____ ABSTAIN

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
      PROPOSAL NUMBER 2.

3. In their discretion, the proxies are authorized to vote upon any other item of business as may properly come before the meeting, as to which the Board of Directors did not know, a reasonable time before this solicitation, was to be presented at the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS AND FOR PROPOSAL NUMBER 2. IF CUMULATIVE VOTING IS IMPLEMENTED AT THE MEETING, THE ABOVE-NAMED PROXY HOLDERS ARE EMPOWERED TO CUMULATE VOTES AMONG THE ABOVE NOMINEES AS THEY MAY DETERMINE, IN THEIR SOLE DISCRETION.

The proxies appointed herein act by a majority of said proxies present at the meeting or, if only one is present, by that one.

I/We own _____ (number of shares) as of the date of record, December 1, 2006. Certificate Number(s): _______________________

Please Print Name(s): ___________________________________________

Signature: __________________________________ Date: _____________

Signature: __________________________________ Date: _____________

Signature: __________________________________ Date: _____________

IMPORTANT: Please date this proxy and sign exactly as your name(s) appear(s) thereon. If stock is held jointly, signatures should include all names. Executors, Administrator, Trustees, Guardians and others signing in a representative capacity, please give their full names.

Please Note - The Company's Bylaws do not allow for write in candidates. DO NOT "write in" a candidate on this form.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN
THE ENCLOSED ENVELOPE.